Exhibit 10.17

FORM OF AMENDMENT TO LEAK-OUT AGREEMENT

This Amendment to Leak-Out Agreement (this “Amendment”) is made and entered into, as of March 4, 2026, between FreeCast, Inc., a Florida corporation (the “Company”) and the undersigned shareholder of the Company (the “Shareholder”).

WHEREAS, the Company and the Shareholder: (i) have previously entered into a Leak-Out Agreement that was effective as of a date in 2024, and that has been subsequently amended one or two times (collectively, as amended, the “Agreement”), with respect to restricting the sale, assignment or transfer of the Shareholder’s Covered Shares; and (ii) the Company and the Shareholder desire to amend the Agreement on the terms set forth herein.

NOW, THEREFORE, for and in consideration of the mutual covenants and agreements set forth herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

1. Capitalized Terms. Capitalized terms used but not defined in this Amendment, including in the above clauses, shall have the meanings given to them in the Agreement.

2. Amendment. The language in Section 3 of the Agreement shall be deleted in its entirety and replaced with the following: “Intentionally Deleted.”

3. Ratification of Agreement. Except as expressly set forth herein, all of the terms and conditions of the Agreement are hereby ratified and confirmed and shall continue unchanged and in full force and effect.

4. Miscellaneous. This Amendment: (i) supersedes all prior oral or written communications and agreements between or among the parties with respect to the subject matter hereof; and (ii) may be executed in counterparts, each of which shall be deemed to be an original, and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.

COMPANY

FreeCast, Inc.

By:
William A. Mobley, Jr.
Chief Executive Officer

SHAREHOLDER

____________________________________________________________________________

Shareholder Name (Provide Full Legal Name and Identify any Joint or Co-Tenant Ownership)

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Shareholder Signature (Person Authorized to Sign on Behalf of Shareholder, Entity, Joint or Co-Tenant)

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Name and Title (For Person Signing on Behalf of an Entity Only)